Exhibit 99.1

Investor Presentation OTCBB/OTCQB: ANFC Focused Growth in the Williston Basin January 2014

Forward Looking Statements www.blackridgeoil.com 2 Statements made by representatives of Black Ridge Oil & Gas, Inc . (“Black Ridge” or the “Company”) during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of federal securities laws . These statements are based on certain assumptions and expectations made by the Company which reflect management’s experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate . No assurances can be given that such assumptions and expectations will occur as anticipated and actual results may differ materially from those implied or anticipated in the forward looking statements . Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, and which include risks relating to the global financial crisis, our ability to obtain additional capital needed to implement our business plan, declines in prices and demand for gas, oil and natural gas liquids, our minimal operating history, loss of key personnel, lack of business diversification, reliance on strategic third-party relationships, ability to obtain rights to explore and develop oil and gas reserves, the rate of in - fill drilling on our leased acreage, financial performance and results, our indebtedness under our line of credit, our ability to replace reserves and efficiently develop our current reserves, our ability to make acquisitions on economically acceptable terms, our ability to become listed on a national exchange, and other important factors . Black Ridge undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events .

Black Ridge Overview

- Pure Play Bakken / Three Forks Non-Operator
  - Production is 90% oil
  - Approximately 10,000 net leasehold acres(1)
  - $65 million Proved Reserves, PV10(2)
  - Non-operator platform - consolidation opportunities and future growth
- Rapid Growth
  - Pro Forma(3) 4Q 2013 average production ~ 450 BOE/d
  - 100% 4Q production growth, year-over-year(4)
  - 4.9 net wells in production, 1.7 net wells "drilling"(5)
  - Stockyard Creek and Corral Creek drive growth with ~1.0 net wells expected to be brought into production in 2014
  - Strong pipeline of additional development
- Liquidity to Fund Existing Development and Acquisition Plans
  - Cadence / Chambers facilities total $125 million
  - $43 million current borrowing base, $33 million drawn



Stockyard Creek
Corral Creek
North Dakota
Montana
Williston Basin
Black Ridge Focus Acreage

(1) Based on leases controlled at year end 2013, exclusive of expected 2014 expirations of undeveloped acreage
(2) Based on YE2012 SEC Reserves and internal estimates for Dec. 2013 acquisition
(3) Estimated Pro Forma assuming December 2013 Corral Creek acquisition integrated into Black Ridge Oil & Gas as of October 1, 2013
(4) Estimated Pro Forma for 4Q 2013 compared to reported production from 4Q 2012
(5) "Drilling" includes wells that are preparing to drill, drilling, awaiting completion, and completing

BLACK RIDGE OIL & GAS
www.blackridgeoil.com
3

Why The Bakken and Three Forks? www.blackridgeoil.com 4 World Scale, Oil Weighted Resource Estimates of recoverable oil range from 9 Billion BOE to 24 Billion BOE Stacked pay zones with both Bakken and Three Forks throughout the heart of the development fairway Operating partners transitioning to down spacing, testing 12 to 16 wells per 1,280 acre spacing unit Middle Bakken – 4 wells per 1,280 acre spacing unit Three Forks 1 – 4 wells per 1,280 acre spacing unit Three Forks 2 – Future Potential Upside Three Forks 3 – Future Potential Upside

Why The Bakken and Three Forks? www.blackridgeoil.com 5 Operator Efficiency D riving P roduction G rowth (1) (1) EIA January 10 , 2014 Drilling Productivity Report 0 250 500 750 1,000 2007 2008 2009 2010 2011 2012 2013 2014 Bakken Oil Production 0 50 100 150 200 250 0 100 200 300 400 500 600 2007 2008 2009 2010 2011 2012 2013 2014 New well Production Rigs Bakken New Well Oil Production per Rig Rig Count BOPD MBOPD

Why The Bakken and Three Forks? www.blackridgeoil.com 6 20% 30% 40% $80 $90 $100 Rate of Return Oil Price $9.7 $8.8 $8 $9 $10 2012 2013 $MM Improving Well Costs (1) (1) Based on average AFE submitted to Black Ridge Operator Efficiencies Driving Higher Returns Majority of Bakken acreage is held by production Down - spacing decisions based on economics Pad drilling efficiencies being realized Enhanced Completion Designs Leading to Higher Estimated Ultimate Recoveries (EUR) Cemented liners, plug and perf Economically optimum levels of proppant New completion designs are improving EUR’s by 50% or more

Why The Non - Operator Business Model? www.blackridgeoil.com 7 Ability to selectively invest in the highest return projects, without the need to control a drilling unit Low cost structure Fragmented nature of non - operator leaseholds will continue to provide growth opportunity as the play matures Knowledge and data from more than 250 gross wells to make capital allocation decisions

Black Ridge Oil & Gas Strategy www.blackridgeoil.com 8 Deal Flow with Near - Term Development Disciplined Investment D ecisions and Asset Management Capital Availability Reporting, Controls, Regulatory C ompliance Cash Flow: IRR >30%

- 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1 3 5 7 8 11 13 17 16 19 21 23 25 32 29 26 43 35 37 39 42 44 46 48 50 52 54 56 58 60 62 64 66 Acres Controlled Fragmented Leases – Consolidation Opportunity www.blackridgeoil.com 9 Opportunity: More than 1,000,000 Net Acres in the Existing Fairway (1) (1) Data based on publicly available information and internal estimates Fragmented Leaseholders Largest leaseholders are operators, who typically look for leases that give them control of a drilling unit Non - op leaseholders include small, private entities that are typically capital constrained Corral Creek acquisition closed in December 2013, $20.6 MM price $24.6 MM of acquisitions in 2013 Opportunity

Investment Decisions, Asset Management www.blackridgeoil.com 10 Rigorous, return based decisions on every dollar invested Technical and operating data on more than 250 gross wells to aid capital allocation decisions North Dakota Industrial Commission data on producing wells Target 30% IRR on acquisitions and development of organic leases Manage assets as a portfolio, opportunistically high - grade 0 50 100 150 200 250 300 Producing "Drilling" Permitted Black Ridge Oil & Gas’ Gross Wells 251

Liquidity www.blackridgeoil.com 11 Senior Secured Revolving Credit Facility $ 50 MM $ 18 MM Current Borrowing Base LIBOR + 300 bps to LIBOR + 350 bps depending upon facility usage Subordinated Term Loan $ 75 MM $ 25 MM Current Availability LIBOR + 900 bps cash, 400 bps PIK Key Takeaways : $ 43 MM total current availability Sufficient runway to execute aggressive growth strategy

14 29 118 86 88 192 304 222 242 283 308 450 - 50 100 150 200 250 300 350 400 450 500 Reported Pro Forma Ratio of net wells drilling to net wells producing indicates company positioned for strong production growth in 2014, driven by existing drilling activity 4.9 net wells producing 1.7 net wells “drilling” www.blackridgeoil.com 12 0 1 2 3 4 5 6 7 8 Producing "Drilling" Permitted Black Ridge Oil & Gas’ Net Wells Executing Our Growth Strategy 4.9 Black Ridge Oil & Gas’ Net Production BOE/d 1.7 (1) Estimated Pro Forma assuming December 2013 Corral Creek acquisition integrated into Black Ridge Oil & Gas as of October 1, 2013 (1)

Corral Creek Acquisition – Dunn County, ND www.blackridgeoil.com 13 ~30,884 Gross Acres 0.77% Working Interest (WI) 3 Rig Drilling Program, 98 Well Inventory (1) Development Status: • 43 Wells Producing (0.33 Net Wells) • 20 Wells “Drilling” (0.16 Net Wells) • 15 Wells Permitted (0.10 Net Wells) ~2748 Gross Acres 6.43% WI 1 Well Producing Lincoln USA 16 - 1H: 194k bbls in 267 days Remaining Inventory (1) : 13 Wells ~1280 Gross Acres 19.34% WI 2 Wells Producing Gorhman 24 - 31MBH: 151k barrels in 453 days Remaining Inventory (1) : 5 Wells ~1280 Gross Acres 3.10% WI 4 Wells Producing Remaining Inventory (1) : 3 Wells ~1280 Gross Acres 3.10% WI 3 Wells Producing Remaining Inventory (1) : 4 Wells Corral Creek Unit Hansen Halliday Lincoln Gorhman Montana North Dakota T147N R93W T147N R95W T147N R94W (1) Remaining Inventory is based upon publicly available NDIC data and internal estimates.

Corral Creek Acquisition – Room to Run www.blackridgeoil.com 14 1 Remaining Inventory is based upon publicly available NDIC data and internal estimates. More than 120 gross de - risked, undrilled locations in inventory today (1) Partnering with industry leading operators Active three rig program with 3 5 gross wells (0.27 net wells) in various stages of development in the Corral Creek Unit Additional upside from exploration of lower Three Forks benches

Stockyard Development Plan - Williams County, ND


North Dakota
Montana

- 2014 Growth Driver: Stockyard Creek
- Near-Term Production
  - One Well Producing (7.5% WI)
  - Four Wells Completing (~8.2% WI each)
  - One Well Drilling (8.125% WI)
  - One Well Permitted (8.125% WI)
- Strong Economics
  - Operated by Slawson Exploration
  - Advanced Completion Design
- At Full Development(1):
  - 18 Gross Wells
  - 1.5 Net Wells


Bakken
Three Forks


T154N-R99W
15
14
13
Producing Bakken Wells(1)
Bakken Wells To Drill
Three Forks Wells To Drill

(1) Black Ridge interest excludes three wellbores drilled by previous operator.

BLACK RIDGE OIL & GAS
www.blackridgeoil.com 15

Executing Growth Plan www.blackridgeoil.com 16 Capital Constrained • 222 BOE/d 4Q ‘12 • $28 MM Proved Reserves PV10 • 2.3 net wells producing • 0.4 net wells drilling Completed Financing, putting capital to work • $33 MM deployed • ~450 BOEP/d Pro Forma 4Q ‘13 • $65 MM Proved Reserves PV10 (1) • 4.9 net wells producing • 1.7 net wells drilling Deploying full $125 MM • $92 MM available for acreage acquisition and well development as Company’s asset base grows • Potential to grow to over 16 net wells x December 2012 Today Future x Focused on Growing Production, Reserves, Cash Flow and Shareholder Returns (1) Based on YE2012 SEC Reserves and internal estimates for Dec. 2013 acquisition

Why Invest? www.blackridgeoil.com 17 Pure play Bakken / Three Forks non - operator with 90% oil - weighted production Positioned for rapid growth in 2014 and beyond Liquidity to fund existing development and future acquisition plans Partnered with leading operators who are driving efficiencies and returns Rigorous , return based decisions on investments

For More Information www.blackridgeoil.com 18 Ken DeCubellis Chief Executive Officer ken.decubellis@blackridgeoil.com 952 - 426 - 1241 Stay Up to Date on Black Ridge Oil & Gas www.blackridgeoil.com